SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 6, 2004

UNITEDHEALTH GROUP INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

1-10864	41-1321939
(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center 9900 Bren Road East Minnetonka, Minnesota	55343
(Address of Principal Executive Offices)	(Zip Code)

(952) 936-1300
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events and Required FD Disclosure.

In connection with the proposed transaction between UnitedHealth Group Incorporated (“UnitedHealth Group”) and Mid Atlantic Medical Services, Inc. (“MAMSI”), the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has expired without any additional request for information. UnitedHealth Group anticipates that the transaction will close in the first quarter of 2004.

Important Merger Information

In connection with the proposed transaction, UnitedHealth Group and MAMSI have filed relevant materials with the Securities and Exchange Commission (“SEC”), including a registration statement that contains a preliminary proxy statement/prospectus, which was filed on November 10, 2003. The definitive proxy statement/prospectus will be sent to holders of MAMSI common stock when available. Holders of MAMSI common stock are urged to read the preliminary proxy statement on file with the SEC, the definitive proxy statement/prospectus when it becomes available and any other relevant materials filed by UnitedHealth Group or MAMSI with the SEC because they contain, or will contain, important information about UnitedHealth Group, MAMSI and the transaction. The preliminary proxy statement/prospectus is available, and the definitive proxy statement/prospectus will be available, for free (along with any other documents and reports filed by UnitedHealth Group and MAMSI with the SEC) at the SEC’s website, www.sec.gov. In addition, you may obtain documents filed with the SEC by UnitedHealth Group free of charge by requesting them in writing from UnitedHealth Group Incorporated, UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota 55343, Attention: Corporate Secretary, or by telephone at (952) 936-1300. You may obtain documents filed with the SEC by MAMSI free of charge by requesting them in writing from Mid Atlantic Medical Services, Inc., 4 Taft Court, Rockville, Maryland, 20850, Attention: Corporate Secretary, or by telephone at (301) 762-8205.

UnitedHealth Group and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of MAMSI common stock in connection with the proposed transaction. Information about the directors and executive officers of UnitedHealth Group is set forth in the proxy statement for UnitedHealth Group’s 2003 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2003. Investors may obtain additional information regarding the interests of such participants by reading the preliminary proxy statement/prospectus and the definitive proxy statement/prospectus, when it becomes available.

MAMSI and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of MAMSI common stock in connection with the proposed transaction. Information about the directors and executive officers of MAMSI and their ownership of MAMSI common stock is set forth in the proxy statement for MAMSI’s 2003 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2003. Investors may obtain additional information regarding

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the interests of such participants by reading the preliminary proxy statement/prospectus and the definitive proxy statement/prospectus, when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This document may contain statements, estimates or projections that constitute “forward-looking” statements as defined under U.S. federal securities laws. Generally the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. A list and description of some of the risks and uncertainties can be found in our reports filed with the SEC from time to time, including our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2004

UNITEDHEALTH GROUP INCORPORATED

By:	/S/ DAVID LUBBEN
David J. Lubben General Counsel & Secretary

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